SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 8th, 2005.

TELESIS TECHNOLOGY CORPORATION.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-51008                                      04-3684840

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(Commission File Number)              (IRS Employer Identification No.)

1611 12th Street East, Unit A

Palmetto, Florida 34221

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(Address of Principal Executive Offices) (Zip Code)

(941)795-7441

(Registrant's Telephone Number, Including Area Code)

N/A

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(Former Name or Former Address, if Changed

Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications

Item 8.01 Other Events.

Press Release Filed as Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description.

99

Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESIS TECHNOLOGY CORPORATION.

By: /s/ Hasit Vibhakar

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        HASIT VIBHAKAR, Chairman, CEO & President

Date: April 8th, 2005

By: /s/ Erwin Goodwin

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        ERWIN GOODWIN, Chief Financial Officer (CFO)

Date: April 8th, 2005

Telesis Technology Corporation Announces a Correction to August 9, 2004 Press Release.

Bradenton, Florida -- (BUSINESS WIRE)-April 7, 2005- Telesis Technology Corporation (Pink Sheets: TLST) announced today that it would like to correct a previous press release dated August 9, 2004 with regards to the Company's listing on the Pink Sheets. In the August 9th press release, the Company announced that their initial public offering of common stock had been approved by the National Quotation Bureau for quotation on the Electronic Pink Sheets quotation system under the trading symbol "TLST".

While the press release was correct in that the Company was approved for trading on the Pink Sheets, the initial issuance of the Company's common stock should not have been characterized as an "Initial Public Offering". Instead, the Company actually conducted a private placement of common stock pursuant to Regulation D, Rule 504 of the Securities Act, as amended (the "Securities Act"). This offering was registered in the State of Nevada pursuant to N.R.S. 90.490 - Registration by Qualification on December 29, 2003. Pursuant to this offering, the Company offered to sell a minimum of 350,000 shares with a maximum of 1,500,000 shares of its common stock.  On April 16, 2004, the Company completed this private offering of shares of common stock of the Company in accordance with Regulation D, Rule 504 of the Securities Act and the Registration by Qualification in the State of Nevada, whereby it sold 1,042,500 shares of common stock to approximately 32 shareholders of record. This offering provided the necessary public shareholder float for eventual listing on the Pink Sheets.

The Company's management still strongly believes that being listed on the Pink Sheets, while providing liquidity to its current shareholders, will enhance its ability in attracting additional investors and market makers to the Company's stock, which will be more beneficial overall to the Company's valuation and future business prospects.

The Company filed a Form 10SB Registration Statement with the Securities and Exchange Commission ("SEC") on November 2, 2004 in order to become a fully reporting issuer under the Securities Exchange Act of 1934, as amended.  Currently, the Company is still in the comment letter review phase with the SEC with regards to the filing of this Form 10SB Registration Statement. This public filing, once cleared, will not only provide the investing public with current information with regards to the company's business activities and performance, but will also enable it to eventually apply with the NASD for listing on the OTCBB(R).

About Telesis Technology Corporation

Telesis Technology Corporation designs, develops, tests, manufactures and markets a diverse range of Aerospace & Defense products. Our products are in worldwide use, supporting communication systems, networks, test systems and applications for the Aerospace & Defense sectors. Telesis Technology Corporation has several operating divisions with locations in Palmetto, Florida, Superior, Nebraska and Singapore. Company information can be obtained at http://www.telesistechnology.com

Forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation & Reform Act of 1995. In this press release, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including without limitation, the Company's ability to obtain additional financing to implement its business strategy, the delay or failure to properly manage growth and successfully integrate acquired companies and operations, lack of geographic diversification, imposition of new regulatory requirements affecting its business, a downturn in the general economic conditions, and other risks detailed from time to time in the Company's periodic reports filed with the SEC.

Contact:

     Telesis Technology Corporation

     Investor Relations

     Hasit Vibhakar, 941-795-7441 ext: 228

     ir@telesistechnology.com